VALIC COMPANY II

(Formerly North American Funds Variable Product Series II)

Supplement dated January 2, 2002

To Prospectus dated December 28, 2001

New Sub-Advisers

As a result of the acquisition of VALIC by American International Group, Inc. ("AIG") on August 29, 2001, VALIC mailed proxy statements to all investors in VALIC Company II asking for approval of several proposals, including adding or changing affiliated sub-advisers to several Funds, effective January 1, 2002. Investors voted to approve these changes at the December 28, 2001 special meeting of shareholders:
Fund Name	New Sub-Adviser
Aggressive Growth Lifestyle Fund	AIG Global Investment Corp. ("AIGGIC")
Conservative Growth Lifestyle Fund	AIGGIC
Core Bond Fund	AIGGIC
High Yield Bond Fund	AIGGIC
Moderate Growth Lifestyle Fund	AIGGIC
Money Market II Fund	SunAmerica Asset Management Corp.
Socially Responsible Fund	AIGGIC
Strategic Bond Fund	AIGGIC

In addition to the affiliated sub-advisers discussed above, effective January 1, 2002, VALIC has made the following changes in sub-advisers:
Fund Name	New Sub-Adviser
Capital Appreciation Fund	Credit Suisse Asset Management, LLC
International Growth II Fund	Putnam Investment Management, Inc.
Mid Cap Value Fund	Wellington Management Company, LLP
Small Cap Value Fund	Banc One Investment Advisors Corporation
Small Cap Growth Fund	Franklin Advisers, Inc.

Other Prospectus Changes:

Page 6:

Capital Appreciation Fund: Delete the "Investment Sub-Adviser," "Investment Objective" and "Investment Strategy" sections in their entirety and replace with the following:

Investment Sub-Adviser

Credit Suisse Asset Management, LLC

Investment Objective

The Fund seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.

Investment Strategy

The Fund invests at least 80% of its total assets in the following types of equity securities of large cap U.S. issuers: common stocks, rights and warrants, securities convertible into or exchangeable for common stocks, and depositary receipts relating to equity securities. Large cap U.S. issuers include the largest 1,000 companies by market capitalization traded in the U.S.

The sub-adviser seeks to identify growth opportunities for the Fund. The sub-adviser looks for sectors and companies that it believes will outperform the overall market. The sub-adviser also looks for themes or patterns that we generally associate with growth companies, such as: significant fundamental changes, including changes in senior management; generation of a large free cash flow; proprietary products and services; and company share-buyback programs. The sub-adviser selects growth companies whose stocks appear to be available at a reasonable price relative to projected growth.

The Fund may invest up to 20% of total assets in the equity securities of foreign issuers. See "More About Portfolio Investments."

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International Growth II Fund: Delete the "Investment Sub-Adviser," "Investment Objective" and "Investment Strategy" sections in their entirety and replace with the following:

Investment Sub-Adviser

Putnam Investment Management, LLC

Investment Objective

The Fund seeks to provide capital appreciation.

Investment Strategy

The Fund pursues its objective by investing mainly in stocks issued by companies outside the United States. Under normal market conditions, at least 80% of the Fund's total assets will be invested in the equity securities of companies located in at least three countries other than the United States. The team first selects the countries and industries they believe have favorable investment potential.

The sub-adviser invests mainly in mid-sized and large companies, although we can invest in companies of any size. Although the sub-adviser emphasizes investments in developed countries, it may also invest in companies located in developing (also known as "emerging") markets.

To determine whether a company is located outside the U.S., the sub-adviser looks at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits. The sub-adviser will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows, and dividends when deciding whether to buy or sell investments.

Page 15, Performance Information:

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As of December 31, 2000 One Year Since Inception

(9/21/1998)

International Growth II -16.17% 18.48%

Salomon Smith Barney Primary Market Index -9.45% 14.57%

EAFE Index -14.17% 12.93%

Effective January 1, 2002, the Fund has selected the Morgan Stanley Capital International® Europe, Australasia, Far East ("EAFE") Index. The EAFE Index is comprised of the 21 Morgan Stanley International country indices and measures the performance of approximately 1,000 large-cap stocks. The Fund's performance was previously compared to the Salomon Smith Barney Primary Market Index ("SPMI") Index, a broad-based securities market index. The SPMI Index was replaced by the EAFE Index, which the Fund believes is more representative of the its investment strategies.

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Mid Cap Value Fund: Delete the "Investment Sub-Adviser," "Investment Objective" and "Investment Strategy" sections in their entirety and replace with the following:

Investment Sub-Adviser

Wellington Management Company, LLP

Investment Objective

The Fund seeks capital growth through investment in equity securities of medium capitalization companies using a value-oriented investment approach.

Investment Strategy

The Fund invests at least 80% of its total assets in equity securities of mid-capitalization companies. Mid capitalization companies include companies with a market capitalization equaling or exceeding $500 million but not exceeding the largest market capitalization of the Russell MidCap® Index range. As of September 30, 2001, the largest company in the Russell MidCap® Index had a market capitalization of approximately $13.7 billion. The Fund may invest up to 20% of its total assets in foreign securities.

The Fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The sub-adviser conducts extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the Fund's investment approach. The sub-adviser assesses a stock's value on three primary criteria: the issuer's earnings power, the company's growth potential and the stock's price-to-earnings ratio. Stocks are selected from those issuers that have the most compelling blend of high fundamental investment value, a strong management team, and strong industry position.

Page 21, Performance Information:

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As of December 31, 2000 One Year Since Inception

(9/21/1998)

Mid Cap Value Fund 28.97% 32.26%

Russell MidCap Value Index 19.18% 13.97%

Russell 2500 Value Index 20.79% 14.61%

Effective January 1, 2002, the Fund has selected the Russell 2500 Value Index, a broad-based securities market index, which the Fund believes is more representative of its investment strategy. The Russell 2500® Value Index measures the performance of those Russell 2500 companies (the 2500 smallest companies, by market capitalization in the Russell 3000® Index) with lower price-to-book ratios and lower forecasted growth values. Because many companies are partially allocated to both the Russell 2500® Growth and Russell 2500 Value, the number of securities in both indices will exceed those securities in the Russell 2500. However, the sum of the market capitalization of the Russell 2500 Growth and the Russell 2500 Value will always equal the market capitalization of the Russell 2500 Index. The Russell indices are reconstituted annually on June 30th. The Fund's performance was previously compared to the Russell MidCap® Value Index, a broad-based securities market index.

Page 26:

Small Cap Growth Fund: Delete the "Investment Sub-Adviser," "Investment Objective" and "Investment Strategy" sections in their entirety and replace with the following:

Investment Sub-Adviser

Franklin Advisers, Inc.

Investment Objective

The Fund seeks to provide long-term capital growth.

Investment Strategy

Under normal market conditions, the Fund invests at least 80% of its total assets in the equity securities of small capitalization (small cap) companies. For this Fund, small cap companies are those companies with market cap values not exceeding: (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Growth Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. The sub-adviser may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market cap value exceeds these small cap measures. The Fund follows a practice of selectively selling investment positions so as to maintain a median market cap value for its portfolio of approximately $1.5 billion or lower.

In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. When suitable opportunities are available, the Fund may also invest in initial public offerings (IPO's) of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

The sub-adviser pursues a research driven growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the sub-adviser chooses companies it believes are positioned for above-average growth in revenues, earnings or assets. The sub-adviser relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysts to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price.

In choosing individual equity investments, the Fund's sub-adviser also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as electronic technology and technology services.

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Small Cap Value Fund: Delete the "Investment Sub-Adviser," "Investment Objective" and "Investment Strategy" sections in their entirety and replace with the following:

Investment Sub-Adviser

Banc One Investment Advisors Corporation

Investment Objective

The Fund seeks to provide maximum long-term return, consistent with reasonable risk to principal, by investing primarily in securities of small capitalization companies in terms of revenues and/or market capitalization.

Investment Strategy

The Fund invests at least 80% of its total assets in equity securities of small capitalization companies, which are companies whose total market capitalizations range from $100 million to $3 billion at the time of purchase. The sub-adviser will use a value-oriented approach. Companies will be selected based upon such valuation characteristics such as price-to-earnings, price-to-book and price-to-cash flow ratios which are at a discount to market averages. The sub-adviser will also evaluate companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and recent transactions involving similar businesses. Stocks are sold based on price considerations or when they are no longer expected to appreciate in value.

Pages 38 and 39, About the Series Company's Management, Investment Sub-Advisers:

Insert the following two sections:

AIG Global Investment Corp. ("AIGGIC")

175 Water Street, New York, New York 10038

AIGGIC is the sub-adviser for the Strategic Bond Fund, High Yield Bond Fund, Core Bond Fund, Socially Responsible Fund, Conservative Growth Lifestyle Fund, Moderate Growth Lifestyle Fund and Aggressive Growth Lifestyle Fund. AIGGIC was organized as a New Jersey corporation in 1983 as R.J. Hoffman & Co., Inc., and subsequently changed to its current name in 1995. AIGGIC is a wholly owned subsidiary of AIG Global Investment Group, Inc. ("AIGGIG"), which in turn is a wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIGGIC manages third-party institutional, retail and private equity fund assets on a global basis and provides custodial services. As of September 30, 2001, AIGGIG and its affiliated asset managers had $303.2 billion in assets under management.

Teams make investment decisions for several Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for the Core Bond Fund are made by a team headed by Richard Mercante. Mr. Mercante is a Vice President of AIGGIC where he is the Head of Investment-Grade Government/Corporate Bonds. He is also a Vice President and Chief Investment Officer of AIG's Domestic Life Companies. Additionally, Mr. Mercante is a member of AIG's Global Asset Allocation Committee where he participates in investment policy discussions and decisions.

Investment decisions for the Strategic Bond Fund are made by a team headed by Steven Guterman. Mr. Guterman is Senior Managing Director, Business & Product Development of AIGGIG and is responsible for AIGGIG's global institutional asset management effort which includes new business development, marketing, client management and product development. He joined AIGGIC following the acquisition of American General Investment Management, L.P. ("AGIM") by AIG in August 2001. At AGIM, Mr. Guterman held a similar position as Executive Vice President and Head of Institutional Asset Management. Prior to joint AGIM in 1998, he was a Managing Director and Head of U.S. Fixed Income Portfolio Management with Salomon Brothers Asset Management.

Investment decisions for the High Yield Bond Fund are made by a team headed by Gordon Massie. Mr. Massie joined AIGGIC as Executive Vice President, High Yield Bonds. He currently manages assets including mutual fund assets for the public fixed-income sectors of both AGIM and AIGGIC. Mr. Massie, Executive Vice President of AGIM, joined AGIM in 1998. Previously, Mr. Massie was Director of High Yield Research of American General Corporation from 1986 to 1998.

SunAmerica Asset Management Company ("SAAMCo")

722 Third Avenue, New York, New York 10017-3204

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of SunAmerica Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. SunAmerica Inc. is a wholly owned subsidiary of American International Group ("AIG"). As of June 30, 2001, SAAMCo managed, advised and/or administered more than $28.5 billion of assets.

Delete the section on American General Investment Management, L.P. ("AGIM") in its entirety.

Delete the section on Fiduciary Management Associates, Inc. in its entirety and replace with the following:

Banc One Investment Advisors Corporation ("Banc One")

1111 Polaris Parkway, Columbus, Ohio 43271-0211

Banc One has served as investment adviser to other mutual funds and individual corporate, charitable and retirement accounts. As of September 30, 2001, Banc One, an indirect wholly owned subsidiary of Bank One Corporation, managed approximately $131 billion in assets.

The Small Cap Value Fund will be managed by teams of managers, research analysts and other investment management professionals. Each team member will make recommendations about the securities in the Fund. The research analysts will provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings and cash positions.

Delete the section on Goldman Sachs Asset Management in its entirety and replace with the following:

Credit Suisse Asset Management, LLC ("CSAM")

466 Lexington Avenue, New York, New York 10017-3147

CSAM manages approximately $268 billion globally as of September 30, 2001. CSAM has offices in 14 countries, including SEC-registered offices in New York and London. CSAM is an indirect wholly owned U.S. subsidiary of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

Susan L. Black and Jeffrey T. Rose are the Co-Portfolio Managers of the Fund. Ms. Black has been associated with CSAM since CSAM acquired the retail Capital Appreciation Fund's predecessor adviser (Warburg Pincus Asset Management) in July 1999; she joined the predecessor adviser in 1985. Jeffrey T. Rose, Director, is a portfolio manager specializing in large- and mid-capitalization U.S. growth equities. He joined CSAM in 2000 from Prudential Investments, where he also managed large- and mid-cap U.S. growth equity portfolios from 1994 to 2000.

Delete the section on J.P. Morgan Investment Management, Inc. in its entirety and replace with the following:

Franklin Advisers, Inc. ("Franklin")

One Franklin Parkway, San Mateo, CA 94403-1906

Franklin was incorporated and registered with the SEC as an Investment Adviser in 1985. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly traded, global investment management organization. As of October 31, 2001, subsidiaries of Franklin Resources, Inc. had $251.6 billion in assets under management.

Ed Jamieson, CIO of Franklin Advisers, Inc., manages the portfolio along with Mike McCarthy, Aidan O'Connell and Christopher Grisanti. The team works closely with over forty equity research analysts. Each industry analyst must continually update Mr. Jamieson, Mr. McCarthy, Mr. O'Connell and Mr. Grisanti on the current status of the small cap positions in their sector(s), while periodically presenting new ideas.

Edward B. Jamieson, Executive Vice President, joined Franklin in 1987. Michael McCarthy, Vice President, joined Franklin in 1992. Aidan O'Connell, Portfolio Manager, joined Franklin in 1998. Previously, he was a research associate and corporate finance associate at Hambrecht & Quist since 1996. Christopher Grisanti joined Franklin in 1998. Previously, he was an analyst in the Securitizations Group at Duck Ventures, Inc.

Delete the section on Neuberger Berman Management, Inc. in its entirety and replace with the following:

Wellington Management Company, LLP ("Wellington Management")

75 State Street, Boston, Massachusetts 02109

Wellington Management is an independent limited partnership owned entirely by 68 partners. As of September 30, 2001, Wellington Management managed approximately $280 billion of client assets in a broad range of investment styles for institutional investors and mutual fund sponsors. The firm and its affiliates have offices in Boston, Atlanta, Radnor, San Francisco, London, Singapore, Sydney and Tokyo.

The Mid Cap Value Fund is managed by James N. Mordy, Senior Vice President. Mr. Mordy joined Wellington Management in 1985.

Delete the section on Thompson, Siegel & Walmsley, Inc. in its entirety and replace with the following:

Putnam Investment Management, LLC ("Putnam")

One Post Office Square, Boston, Massachusetts 02109

Putnam has managed mutual funds since 1937, and as of October 31, 2001, has over $293 billion in assets under management. Putnam is a subsidiary of Putnam Investments, Inc., a holding company which in turn is, except for a minority stake, owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The following officers of Putnam have primary responsibility for the day-to-day management of the International Growth II Fund. Omid Kamshad (Managing Director) has been with Putnam since 1996. Justin Scott (Managing Director), has been with Putnam since 1988. Paul Warren (Managing Director) has been with Putnam since 1997. Joshua Byrne (Sr. Vice President) has been with Putnam since 1993. Stephen Oler (Sr. Vice President) has been with Putnam since 1997. Prior to his position at Putnam, Mr. Oler was with Templeton Investments from 1996 to 1997.

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